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                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (File
No. 333-    ) of our report dated August 22, 1997, on our audit of the financial statements of Ward Drilling Company, Inc. We also consent to the references to our firm under the caption "Independent Public Accountants."



                                           Coopers & Lybrand L.L.P.

Oklahoma City, OK
August 25, 1997